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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                      000-33625                 87-0618509
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA           92660
     (Address of principal executive offices)                    (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-1600

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 12, 2005, McKennon, Wilson & Morgan LLP ("McKennon") resigned as Independent Registered Public Accounting Firm for PivX Solutions, Inc. ("PivX"). McKennon's reports on the consolidated financial statements of PivX Solutions LLC for the years ended December 31, 2002 and 2003, filed with the Securities and Exchange Commission on Form 8-K/A on June 8, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles; however, McKennon's reports on the consolidated financial statements of PivX included explanatory language regarding substantial doubt about PivX's ability to continue as an ongoing concern.

         During McKennon's fiscal years ended December 31, 2002 and 2003 and the subsequent interim period through January 12, 2005, there were no disagreements between PivX and McKennon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McKennon's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on PivX's consolidated financial statements for such year; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. PivX provided McKennon with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of McKennon's letter, dated January 19, 2005, stating its agreement with the disclosures above.

         On January 19, 2005, the Board of Directors of PivX approved the retention of Singer Lewak Greenbaum & Goldstein LLP ("Singer") as its independent accountant. During PivX's most recent fiscal year ended December 31, 2003 and the subsequent interim periods through January 12, 2005, PivX did not consult with Singer, or any other registered independent public accounting firm, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on PivX's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 19, 2005                  PIVX SOLUTIONS, INC.

                                        By: /S/ ROBERT N. SHIVELY
                                            --------------------------
                                        Name: Robert N. Shively
                                        Title: Chief Executive Officer



                                INDEX TO EXHIBITS



Exhibit No.       Description
-----------       -----------

16                Letter from McKennon, Wilson & Morgan LLP dated January 19,
                  2005.